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                                                                   EXHIBIT 23(A)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 14, 1994, included in Zenith Electronics Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.


                                          ARTHUR ANDERSEN LLP


Chicago, Illinois,
February 10, 1995